EXHIBIT 99.1

Internet Security Systems, Inc.
6303 Barfield Road
Atlanta, GA 30328

Notice of Grant of Stock Options and	Plan: R95
Option Agreement – Non Qualified	ID:

Internet Security Systems, Inc., (ISS) has granted you the following non-qualified option to purchase shares of its Common Stock:

Optionee:	______________________
Grant Date:	______________________
Exercise Price:	$ Per Share
Number of Option Shares:	__________
Expiration Date:	______________________

VESTING SCHEDULE: The option shall become exercisable                                         . In no event shall the option become exercisable for Option Shares after your cessation of Service.

OPTION TERMS: The options term will expire on the Expiration Date, which is seven years from grant date. At the Expiration Date all outstanding unexercised (vested or unvested) shares are cancelled.

EMPLOYMENT RELATIONSHIP: ISS is an at-will employer. Nothing in this Notice, or in the Restated 1995 Stock Incentive Plan, shall confer upon you any right to continued employment for any period of specific duration or interfere with or otherwise restrict in any way the rights of ISS or you, which rights are hereby expressly reserved by each, to terminate the employment relationship at any time for any reason, with or without cause.

DEFINITIONS: All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the attached Stock Option Agreement.

By your signature and the signature on behalf of ISS below, you and ISS agree that this option grant is governed by the terms and conditions of ISS’s Restated 1995 Stock Incentive Plan, as amended, and the Stock Option Agreement attached as Exhibit A. The Restated 1995 Stock Incentive Plan, applicable prospectus and FAQ are available online at http://issintranet.iss.net/stockopt/index.html or from Human Resources.

Internet Security Systems, Inc.

_______________________
Date

EXHIBIT A

INTERNET SECURITY SYSTEMS, INC.

STOCK OPTION AGREEMENT

RECITALS

A. The Board has adopted the Plan for the purpose of retaining the services of selected Employees, non-employee members of the Board or the board of directors of any Parent or Subsidiary and consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

B. Optionee is to render valuable services to the Corporation (or a Parent or Subsidiary), and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Corporation’s grant of an option to Optionee.

C. All capitalized terms in this Agreement shall have the meaning assigned to them in the attached Appendix.

NOW, THEREFORE, it is hereby agreed as follows:

1. GRANT OF OPTION. The Corporation hereby grants to Optionee, as of the Grant Date, an option to purchase up to the number of Option Shares specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term specified in Paragraph 2 at the Exercise Price.

2. OPTION TERM. This option shall have a term of seven (7) years measured from the Grant Date and shall accordingly expire at the close of business on the Expiration Date, unless sooner terminated in accordance with Paragraph 5 or 6.

3. LIMITED TRANSFERABILITY. During the lifetime of Optionee, Incentive Options shall be exercisable only by Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following Optionee’s death. However, a Non-Statutory Option may, in connection with Optionee’s estate plan, be assigned in whole or in part during Optionee’s lifetime to one or more members of Optionee’s immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for this option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

4. DATES OF EXERCISE. This option shall become exercisable for the Option Shares in one or more installments as specified in the Grant Notice. As the option becomes exercisable for such installments, those installments shall accumulate and the option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination of the option term under Paragraph 5 or 6.

5. CESSATION OF SERVICE. The option term specified in Paragraph 2 shall terminate (and this option shall cease to be outstanding) prior to the Expiration Date should any of the following provisions become applicable:

(a) Should Optionee cease to remain in Service for any reason (other than death, Permanent Disability or Misconduct) while this option is outstanding, then Optionee shall have a period of three (3) months (commencing with the date of such cessation of Service) during which to exercise this option, but in no event shall this option be exercisable at any time after the Expiration Date.

(b) Should Optionee die while this option is outstanding, then the personal representative of Optionee’s estate or the person or persons to whom the option is transferred pursuant to Optionee’s will or in accordance with the laws of inheritance shall have the right to exercise this option. Such right shall lapse, and this option shall cease to be outstanding, upon the earlier of (i) the expiration of the twelve (12)-month period measured from the date of Optionee’s death or (ii) the Expiration Date.

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(c) Should Optionee cease Service by reason of Permanent Disability while this option is outstanding, then Optionee shall have a period of twelve (12) months (commencing with the date of such cessation of Service) during which to exercise this option. In no event shall this option be exercisable at any time after the Expiration Date.

(d) During the limited period of post-Service exercisability, this option may not be exercised in the aggregate for more than the number of Option Shares for which the option is exercisable at the time of Optionee’s cessation of Service. Upon the expiration of such limited exercise period or (if earlier) upon the Expiration Date, this option shall terminate and cease to be outstanding for any Option Shares for which the option has not been exercised. However, upon Optionee’s cessation of Service, this option shall immediately terminate and cease to be outstanding with respect to any Option Shares for which the option is not exercisable at that time.

(e) Should Optionee’s Service be terminated for Misconduct, then this option shall terminate immediately and cease to remain outstanding.

(f) In the event of a Corporate Transaction, the provisions of Paragraph 6 shall govern the period for which this option is to remain exercisable following Optionee’s cessation of Service and shall supersede any provisions to the contrary in this paragraph.

6. ACCELERATED VESTING.

(a) In the event of any Corporate Transaction, this option, to the extent outstanding at that time, but not fully exercisable, shall automatically accelerate in full so that this option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for any or all of those Option Shares at the time subject to this option as fully-vested shares of Common Stock. However, no such acceleration of this option shall occur if and to the extent: (i) this option is assumed by the successor corporation (or parent thereof) in the Corporate Transaction or (ii) this option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the Option Shares for which this option is not otherwise exercisable at the time of the Corporate Transaction (the excess of the Fair Market Value of those Option Shares over the Exercise Price payable for such shares) and provides for subsequent payout in accordance with the same exercise schedule in effect for the option pursuant to the Exercise Schedule as set forth in the Grant Notice.

(b) Immediately following the Corporate Transaction, this option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) in connection with the Corporate Transaction.

(c) If this option is assumed by the successor corporation (or parent thereof) in a Corporate Transaction, and at the time of, or within twelve (12) months following such Corporate Transaction, either (i) Optionee is offered a Lesser Position in replacement of the position held by him or her immediately prior to the Corporate Transaction or (ii) Optionee’s Service terminates by reason of an Involuntary Termination, then, effective as of the date on which such Lesser Position is offered to Optionee or the effective date of such Involuntary Termination, respectively, this option, to the extent outstanding at that time but not fully exercisable shall automatically accelerate in part so that this option shall immediately become exercisable for the next annual installment of Option Shares for which this option is scheduled to become exercisable in accordance with the Exercise Schedule set forth in the Grant Notice. Following such acceleration, to the extent Optionee continues in Service, the Exercise Schedule shall be adjusted so that this option shall become exercisable for the remaining annual installments of Option Shares (which were otherwise to become exercisable on the subsequent anniversaries of the Vesting Commencement Date) on each subsequent anniversary of the effective date of such acceleration. Following an Involuntary Termination, this option shall remain exercisable for any or all of the vested Option Shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination.

(d) If this option is assumed in connection with a Corporate Transaction, then this option shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction, and appropriate adjustments shall also be made to the Exercise Price, provided the aggregate Exercise Price shall remain the same.

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(e) This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

7. ADJUSTMENT IN OPTION SHARES. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made to (i) the total number and/or class of securities subject to this option and (ii) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

8. STOCKHOLDER RIGHTS. The holder of this option shall not have any stockholder rights with respect to the Option Shares until such person shall have exercised the option, paid the Exercise Price and become a holder of record of the purchased shares.

9. MANNER OF EXERCISING OPTION.

(a) In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or any other person or persons exercising the option) must take the following actions:

(i) Execute and deliver to the Corporation a Notice of Exercise for the Option Shares for which the option is exercised.

(ii) Pay the aggregate Exercise Price for the purchased shares in one or more of the following forms:

(A) cash or check made payable to the Corporation;

(B) a promissory note payable to the Corporation, but only to the extent authorized by the Plan Administrator in accordance with Paragraph 14;

(C) in shares of Common Stock held by Optionee (or any other person or persons exercising the option) for the requisite period necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or

(D) through a special sale and remittance procedure pursuant to which Optionee (or any other person or persons exercising the option) shall concurrently provide irrevocable instructions (a) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

Except to the extent the sale and remittance procedure is utilized in connection with the option exercise, payment of the Exercise Price must accompany the Notice of Exercise delivered to the Corporation in connection with the option exercise.

(iii) Furnish to the Corporation appropriate documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option.

(iv) Make appropriate arrangements with the Corporation (or Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all Federal, state and local income and employment tax withholding requirements applicable to the option exercise.

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(b) As soon as practical after the Exercise Date, the Corporation shall issue to or on behalf of Optionee (or any other person or persons exercising this option) a certificate for the purchased Option Shares, with the appropriate legends affixed thereto.

(c) In no event may this option be exercised for any fractional shares.

10. FORFEITURE FOR COMPETITION. If, at any time while Optionee remains in Service or after Optionee’s termination of Service while this option remains outstanding, Optionee provides services to a competitor of the Corporation, whether as an employee, officer, director, independent contractor, consultant, agent or otherwise, such services being of a nature that can reasonably be expected to involve the skills and experience used or developed by Optionee while in the Corporation’s Service, then Optionee’s rights under this option shall be forfeited and terminated, subject to a determination to the contrary by the Plan Administrator.

11. COMPLIANCE WITH LAWS AND REGULATIONS.

(a) The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock may be listed for trading at the time of such exercise and issuance.

(b) The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Corporation, however, shall use its best efforts to obtain all such approvals.

12. SUCCESSORS AND ASSIGNS. Except to the extent otherwise provided in Paragraphs 3 and 6, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and Optionee, Optionee’s assigns and the legal representatives, heirs and legatees of Optionee’s estate.

13. NOTICES. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee’s signature line on the Grant Notice. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

14. FINANCING. The Plan Administrator may, in its absolute discretion and without any obligation to do so, permit Optionee to pay the Exercise Price for the purchased Option Shares by delivering a full-recourse, interest-bearing promissory note secured by those Option Shares. The payment schedule in effect for any such promissory note shall be established by the Plan Administrator in its sole discretion.

15. CONSTRUCTION. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. All decisions of the Plan Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.

16. GOVERNING LAW. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Georgia without resort to that State’s conflict-of-laws rules.

17. STOCKHOLDER APPROVAL. If the Option Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may be issued under the Plan as last approved by the stockholders, then this option shall be void with respect to such excess shares, unless stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan.

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18. ADDITIONAL TERMS APPLICABLE TO AN INCENTIVE OPTION. In the event this option is designated an Incentive Option in the Grant Notice, the following terms and conditions shall also apply to the grant:

(a) This option shall cease to qualify for favorable tax treatment as an Incentive Option if (and to the extent) this option is exercised for one or more Option Shares: (i) more than three (3) months after the date Optionee ceases to be an Employee for any reason other than death or Permanent Disability or (ii) more than twelve (12) months after the date Optionee ceases to be an Employee by reason of Permanent Disability.

(b) No installment under this option shall qualify for favorable tax treatment as an Incentive Option if (and to the extent) the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which such installment first becomes exercisable hereunder would, when added to the aggregate value (determined as of the respective date or dates of grant) of any earlier installments of the Common Stock and any other securities for which this option or any other Incentive Options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Corporation or any Parent or Subsidiary) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. Should such One Hundred Thousand Dollar ($100,000) limitation be exceeded in any calendar year, this option shall nevertheless become exercisable for the excess shares in such calendar year as a Non-Statutory Option.

(c) Should the exercisability of this option be accelerated upon a Corporate Transaction, then this option shall qualify for favorable tax treatment as an Incentive Option only to the extent the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which this option first becomes exercisable in the calendar year in which the Corporate Transaction occurs does not, when added to the aggregate value (determined as of the respective date or dates of grant) of the Common Stock or other securities for which this option or one or more other Incentive Options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Corporation or any Parent or Subsidiary) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. Should the applicable One Hundred Thousand Dollar ($100,000) limitation be exceeded in the calendar year of such Corporate Transaction, the option may nevertheless be exercised for the excess shares in such calendar year as a Non-Statutory Option.

(d) Should Optionee hold, in addition to this option, one or more other options to purchase Common Stock which become exercisable for the first time in the same calendar year as this option, then the foregoing limitations on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

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APPENDIX TO NOTICE OF STOCK OPTION GRANT

The following definitions shall be in effect under the Agreement:

A. AGREEMENT shall mean this Stock Option Agreement.

B. BOARD shall mean the Corporation’s Board of Directors.

C. CODE shall mean the Internal Revenue Code of 1986, as amended.

D. COMMON STOCK shall mean the Corporation’s common stock.

E. CORPORATE TRANSACTION shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

(i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

(ii) the sale, transfer or other disposition of all or substantially all of the Corporation’s assets in complete liquidation or dissolution of the Corporation.

F. CORPORATION shall mean Internet Security Systems, Inc., a Georgia corporation.

G. EMPLOYEE shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

H. EXERCISE DATE shall mean the date on which the option shall have been exercised in accordance with Paragraph 9 of the Agreement.

I. EXERCISE PRICE shall mean the exercise price payable per Option Share as specified in the Grant Notice.

J. EXERCISE SCHEDULE shall mean the exercise schedule specified in the Grant Notice pursuant to which the option is to become exercisable in a series of installments over Optionee’s period of Service.

K. EXPIRATION DATE shall mean the date on which the option expires as specified in the Grant Notice.

L. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as the price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

M. GRANT DATE shall mean the date of grant of the option as specified in the Grant Notice.

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N. GRANT NOTICE shall mean the Notice of Grant of Stock Option accompanying the Agreement, pursuant to which Optionee has been informed of the basic terms of the option evidenced hereby.

O. INCENTIVE OPTION shall mean an option which satisfies the requirements of Code Section 422.

P. INVOLUNTARY TERMINATION shall mean the termination of Optionee’s Service which occurs by reason of:

(i) Optionee’s involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

(ii) Optionee’s voluntary resignation following the offer to Optionee of a Lesser Position in replacement of the position held by Optionee immediately prior to the Corporate Transaction.

Q. LESSER POSITION for Optionee shall mean a new position or a change to Optionee’s position which, compared with Optionee’s position with the Corporation immediately prior to the Corporate Transaction, (i) offers a lower level of compensation (including base salary, fringe benefits and target bonuses under any corporate-performance based bonus or incentive programs) or (ii) materially reduces Optionee’s duties or level of responsibility.

R. MISCONDUCT shall mean the commission of any act of fraud, embezzlement or dishonesty by Optionee, any unauthorized use or disclosure by Optionee of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by Optionee adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of Optionee or any other individual in the Service of the Corporation (or any Parent or Subsidiary).

S. 1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

T. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

U. NOTICE OF EXERCISE shall mean the notice of exercise in the form attached hereto as Exhibit I.

V. OPTION SHARES shall mean the number of shares of Common Stock subject to the option.

W. OPTIONEE shall mean the person to whom the option is granted as specified in the Grant Notice.

X. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Y. PERMANENT DISABILITY shall mean the inability of Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that is expected to result in death or has lasted or can be expected to last for a continuous period of twelve (12) months or more.

Z. PLAN shall mean the Corporation’s Restated 1995 Stock Incentive Plan.

AA. PLAN ADMINISTRATOR shall mean either the Board or a committee of the Board acting in its capacity as administrator of the Plan.

AB. SERVICE shall mean the Optionee’s performance of services for the Corporation (or any Parent or Subsidiary) in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant.

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AC. STOCK EXCHANGE shall mean the American Stock Exchange or the New York Stock Exchange.

AD. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

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EXHIBIT I

NOTICE OF EXERCISE

I hereby notify Internet Security Systems, Inc. (the “Corporation”) that I elect to purchase              shares of the Corporation’s Common Stock (the “Purchased Shares”) at the option exercise price of $             per share (the “Exercise Price”) pursuant to that certain option (the “Option”) granted to me under the Corporation’s Restated 1995 Stock Incentive Plan on                     .

Concurrently with the delivery of this Exercise Notice to the Corporation, I shall hereby pay to the Corporation the Exercise Price for the Purchased Shares in accordance with the provisions of my agreement with the Corporation (or other documents) evidencing the Option and shall deliver whatever additional documents may be required by such agreement as a condition for exercise. Alternatively, I may utilize the special broker-dealer sale and remittance procedure specified in my agreement to effect payment of the Exercise Price.

___________________

Date

___________________

Optionee

Address:

___________________

___________________

Print name in exact manner it is to appear on the stock certificate:

____________________________

Address to which certificate is to be sent, if different from address above:

____________________________

____________________________

Social Security Number: ____________________________

Employee Number: _________________________________

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